EXHIBIT 23.2

                       CONSENT OF COOPERS & LYBRAND L.L.P.



We consent to the incorporation by reference in the registration statement of
Watson Pharmaceuticals, Inc. on Form S-8 (Registration No. 333-     ) of our
report dated February 7, 1995, on our audit of the consolidated financial statements and financial statement schedule of Circa Pharmaceuticals, Inc. for the year ended December 31, 1994.

                              COOPERS & LYBRAND L.L.P.

Melville, New York
October 9, 1997